Exhibit 10.34

                                FOURTH AMENDMENT
                                     TO THE
                   SECURITY AND PLEDGE AGREEMENT, WITH ADDENDA

      Fourth Amendment, dated as of December 22, 2000 (the "Fourth Amendment") to the Security and Pledge Agreement (the "Security Agreement"), dated as of February 4, 1997, among Atlantic Express Transportation Group Inc., a New York corporation (together with its successors and assigns, "AETG"), Atlantic Express Transportation Corp., a New York corporation and a subsidiary of AETG (together with its successors and assigns, the "Company"), the subsidiaries of the Company that are party thereto and The Bank of New York, as the trustee under the Indenture (as defined below) for the benefit of the holders of the Notes (as defined below)(together with its successors and assigns, the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, and the Third Amendment to the Security and Pledge Agreement, dated as of April 28, 1999, each among AETG, the Company, the subsidiaries of the Company that are party thereto and the Secured Party. Capitalized terms not defined herein shall have the respective meaning set forth for such terms in the Security Agreement.

      WHEREAS, the parties to the Security Agreement desire to amend the Security Agreement as set forth below.

      NOW, THEREFORE, in consideration of the agreements set forth herein and for other and good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. New definitions are added to Section 1.1 of the Security Agreement to read as follows:

            "Equipment" shall mean all of the Company's and each Restricted Subsidiary's now owned or hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

            "Real Property" shall mean all now owned or hereafter acquired real property of the Company or any Restricted Subsidiary, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located.

      2. The term "Loan Agreement" as defined in Section 1.1 of the Security Agreement is hereby amended and restated in its entirety, as follows:

            "Loan Agreement" shall mean the Loan and Security Agreement, dated December 22, 2000, among the Lender, certain subsidiaries of the Company, as borrowers and the Company, as guarantor.

      3. Section 2.1 of the Security Agreement is hereby amended and restated in its entirety, as follows:

            2.1 Security Interest. As security for the prompt and complete payment and performance in full of all the Obligations, the Company and each Restricted Subsidiary hereby grants to the Secured Party, for the benefit of itself and the Holders, a security interest in and continuing lien on, all of its right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being the "NonSecurity Collateral"):

            (i) Accounts;

            (ii) subject to the final paragraph of this Section 2.1, all present and future contract rights (including, without limitation, all rights under service contracts pursuant to which the Company or any Restricted Subsidiary renders to its customers, which rights shall include any and all rights to all retainages which may arise thereunder), general intangibles (including but not limited to, tax and duty refunds, patents, trade secrets, trademarks, service marks, copyrights, trade names, applications and registrations for the foregoing, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims and existing and future leasehold interests in Equipment, Real Property and fixtures), chattel paper, documents, instruments, letters of credit, bankers' acceptances and guaranties;

            (iii) all present and future monies, securities, credit balances, deposits, deposit accounts and other property of the Company or any Restricted Subsidiary now or hereafter held or received by or in transit to Lender or its Affiliates or at any other depository or other institution from or for the account of the Company or any Restricted Subsidiary, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Non-Security Collateral, including, without limitation, (a) rights and remedies under or relating to guaranties, contracts or suretyship, letters of credit and credit and other insurance related to the NonSecurity Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other NonSecurity Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other persons securing the obligations of account debtors;

            (iv) Inventory;

            (v) Equipment, including without limitation, all buses and other vehicles, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located;

            (vi) Real Property

            (vii) Records; and

            (viii) all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

                  In no event shall the Secured Party's  security  interest in a contract or agreement of the Company or any Restricted Subsidiary be deemed to be a present assignment, transfer, conveyance, subletting or other disposition (an "Assignment") of such contract or agreement prohibiting, or requiring any consent or establishing any other condition for, an assignment thereof by the Company or any Restricted Subsidiary. The Secured Party acknowledges that any sale, transfer or Assignment of any such contract or agreement upon the enforcement of the Secured Party's security interest therein would be subject to the terms of such contract or agreement governing Assignment, except as otherwise provided in Section 9-318 of the UCC. The Securing Party's security interest in each contract or agreement of the Company or any Restricted Subsidiary shall attach from the date hereof to all of the following, whether now existing or hereafter arising or acquired: (i) all of the Company's and each Restricted Subsidiary's Accounts and general intangibles for money due or to become due arising under such contract or agreement; (ii) all proceeds paid or payable to the Company or any Restricted Subsidiary from any sale, transfer or assignment of such contract or agreement and all rights to receive such proceeds; and (iii) all other rights and interests of the Company and any Restricted Subsidiary in, to and under such contract or agreement to the fullest extent that attachment thereto would not be a violation of such contract or agreement directly or indirectly entitling a party thereto (other than the Company or any Restricted Subsidiary or Affiliate thereof) to a legally enforceable right to terminate such contract or agreement.

      4. Subsection (b) of Section 3.1 of the Security Agreement is hereby amended and restated in its entirety, as follows:

            (b) The security interests in the Collateral granted to the Secured Party hereunder will constitute perfected security interests therein, to the extent that such security interests may be perfected by the actions described in subsections (i), (ii), (iii), (iv) and
            (v) hereof, superior and prior to all Liens and rights or claims of all other Persons, subject only to the terms of (x) the Intercreditor Agreement and (y) the $2.2 million aggregate principal amount notes and mortgages (the "Central Notes and Mortgages") relating to certain Real Property ("Central Real Properties") acquired in the acquisition of Central New York Coach Sales & Service, Inc., a New York corporation, and Jersey Bus Sales, Inc., a New Jersey corporation, upon (i) the filing of financing statements naming the Company or any Restricted Subsidiary as "debtor" and the Secured Party as "secured party" and describing the Non-Security

            Collateral  in the filing  offices  set forth on Schedule II hereto,
            (ii) to the extent not subject to Article 9 of the Uniform Commercial Code in any applicable jurisdiction, the recordation of the security interests granted hereunder in patents, trademarks and copyrights in the applicable patent, trademark and copyright registries and the registration of all copyrights, (iii) the delivery of certificates and instruments evidencing all of the Securities identified on Schedule I hereto to the Secured Party, indorsed in blank or accompanied by undated Stock Powers duly executed in blank, as the case may be, with respect thereto (iv) naming the Secured Party as a "lienholder" on any Certificates of Titles issued by the appropriate state agency on a motor vehicle constituting Equipment which is less than eight years old (a "Qualified Vehicle"), and (v) recordation of a mortgage, deed or trust for any Real Property, other than Central Real Properties, with the real estate records of the jurisdiction where such Real Property is located, as the case may be, with respect thereto.

      5. Section 3.2 of the Security Agreement is hereby amended and restated in its entirety, as follows:

            3.2 No Liens; Other Financing Statements. (a) Except for (i) the Lien granted to the Secured Party hereunder, (ii) the Lien granted to the Lender under the Loan Agreement and (iii) the Lien granted under the Central Notes and Mortgages, the Company and each
            Restricted Subsidiary owns and, as to all Collateral whether now existing or hereafter acquired will continue to own, each item of the Collateral free and clear of all Liens, rights and claims, and the Company and each Restricted Subsidiary shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party on the Collateral entitled to priority therein under applicable law.

            (b) No financing statement or other evidence of Lien covering or purporting to cover any of the Collateral is on file and is effective in any public office other than (i) financing statements filed or to be filed in connection with the security interests granted to the Secured Party hereunder, (ii) financing statements filed in connection with the Loan Agreement, (iii) financing statements and mortgages filed in connection with the Central Notes and Mortgages, and (iv) financing statements or liens on vehicles, in each case, for which proper, executed termination statements have been delivered to the Secured Party for filing.

      6. Section 3.4 of the Security Agreement is hereby amended and restated in its entirety, as follows:

            3.4 Location of Inventory and Equipment, Legal Description of Real Property. The Inventory and Equipment is kept only at (or shall be in transit to) the locations listed on Schedule III hereto. None of such Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or other Person. The legal description of all Real Property is set forth on Schedule III hereto.

      7. Section 4.1 of the Security Agreement is hereby amended and restated by adding the following Subsections (iii) and (iv), as follows:

            (iii) submitting certificates of title on Qualified Vehicles to the appropriate state authority for notation thereon of the liens and security interests granted hereby; and

            (iv) recording mortgages, deeds or trusts for Real Property, except the Central Real Properties, with the real estate records of the jurisdiction where such Real Property is located with respect to the liens and security interests granted hereby.

      8. Section 4.6 of the Security Agreement is hereby amended and restated in its entirety, as follows:

            4.6 Negative Pledge. None of AETG, the Company nor any Restricted Subsidiary will create, incur or permit to exist, and each of them will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby, Liens in favor of the Lender under the Loan Agreement, Permitted Liens and the Central Notes and Mortgages.

      9. Schedules I, II and III shall hereby be amended to include the information set forth on such corresponding Schedules I, II and III attached hereto.

      10. Except as herein amended, all terms, provisions and conditions of the Security Agreement, all Annexes and Schedules thereto and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms.

      11. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which constitute, collectively, one agreement.

      12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

      13. In the event of a conflict between the terms and conditions of the Security Agreement and the terms and conditions of this Amendment, then the terms and conditions of this Amendment shall prevail.

      14. The recitals contained herein shall be taken as the statements of AETG, the Company and the Guarantors, and the Trustee assumes no responsibility for the correctness. The Trustee makes no representation as to the validity or sufficiency of this Fourth Amendment to the Security and Pledge Agreement.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

ATLANTIC EXPRESS TRANSPORTATION             ATLANTIC EXPRESS
GROUP INC.                                  TRANSPORTATION CORP.

By: /s/ Nathan Schlenker                 By: /s/ Domenic Gatto
    ---------------------------              -----------------
Name:   Nathan Schlenker                 Name:   Domenic Gatto
Title:  Chief Financial Officer          Title:  President

                                   GUARANTORS

AMBOY BUS CO., INC.
ATLANTIC-CHITTENANGO REAL                  METRO AFFILIATES, INC.
  PROPERTY CORP.                           METROPOLITAN ESCORT SERVICE, INC.
ATLANTIC-CONN TRANSIT, INC.                MIDWAY LEASING, INC.
ATLANTIC EXPRESS COACHWAYS, INC.           RAYBERN BUS SERVICE, INC.
ATLANTIC EXPRESS OF LA, INC.               RAYBERN CAPITAL CORP.
ATLANTIC EXPRESS OF MISSOURI, INC.         RAYBERN EQUITY CORP.
ATLANTIC EXPRESS OF NEW JERSEY, INC.       STATEN ISLAND BUS, INC.
ATLANTIC EXPRESS OF PENNSYLVANIA, INC.     TEMPORARY TRANSIT SERVICE, INC.
ATLANTIC-HUDSON, INC.                      201 WEST SOTELLO REALTY, INC.
ATLANTIC MEDFORD INC.                      ATLANTIC TRANSIT, CORP.
ATLANTIC PARATRANS, INC.                   AIRPORT SERVICES, INC.
ATLANTIC PARATRANS OF COLORADO, INC.       ATLANTIC EXPRESS NEW ENGLAND, INC.
ATLANTIC PARATRANS OF KENTUCKY, INC.       ATLANTIC EXPRESS OF CALIFORNIA, INC.
ATLANTIC PARATRANS OF                      ATLANTIC EXPRESS OF ILLINOIS, INC.
  PENNSYLVANIA, INC.                       ATLANTIC EXPRESS OF SOUTH
BLOCK 7932, INC.                             CAROLINA, INC.
BROOKFIELD TRANSIT, INC.                   ATLANTIC PARATRANS OF ARIZONA, INC.
CENTRAL NEW YORK COACH SALES               FIORE BUS SERVICE, INC.
  & SERVICE, INC.                          GROOM TRANSPORTATION, INC.
COURTESY BUS CO., INC.                     JAMES MCCARTY LIMO SERVICE, INC.
GVD LEASING, INC.                          MCINTIRE TRANSPORTATION, INC.
180 JAMAICA CORP.                          MOUNTAIN TRANSIT, INC.
JERSEY BUS SALES, INC.                     R. FIORE BUS SERVICE, INC.
JERSEY BUSINESS LAND CO., INC.             ROBERT L. MCCARTHY & SON, INC.
K. CORR, INC.                              T-NT BUS SERVICE, INC.
MERIT TRANSPORTATION CORP.                 TRANSCOMM, INC.
                                           WINSALE, INC.

                                      By: /s/ Nathan Schlenker
                                          -----------------------
                                          Name:  Nathan Schlenker
                                          Title: CFO

THE BANK OF NEW YORK, as

  Trustee and Secured Party

By: /s/ Julie Salovitch-Miller
    --------------------------
Name:   Julie Salovitch-Miller
Title:  Vice President

                                   Schedule I

        Pledged Securities Owned By Atlantic Express Transportation Corp.
        -----------------------------------------------------------------


                                                              Stock                                       Percentage of
                 Stock                      Class of       Certificate                       Number        Outstanding
                Issuer                       Stock           Number         Par Value       of Shares        Shares
                -------                      -----           ------         ---------       ---------        ------
Atlantic Transit, Corp.                      Common             1              None             10            100%

Airport Services, Inc.                       Common             2              None            100            100%

Atlantic Express New England, Inc.           Common             1              None             10            100%

Atlantic Express of California, Inc.         Common             1              None             10            100%

Atlantic Express of Illinois, Inc.           Common             1              None             10            100%

Atlantic Express of South Carolina,          Common             2              None             10            100%
Inc.

Atlantic Paratrans of Arizona, Inc.          Common             1              None             10            100%

Fiore Bus Service, Inc.                      Common            18              None            950            100%

Groom Transportation, Inc.                   Common             3              None            100            100%

James McCarty Limo Service, Inc.             Common             2              None            100            100%

K. Corr, Inc.                                Common             4              None             10            100%

McIntire Transportation, Inc.                Common             8              None            100            100%

Mountain Transit, Inc.                       Common             3              None            100            100%

R. Fiore Bus Service, Inc.                   Common            13              None             70            100%

Raybern Bus Service, Inc.                    Common             3              None             10            100%

Raybern Capital Corp.                        Common             5              None             10            100%

Raybern Equity Corp.                         Common             7              None             20            100%

Robert L. McCarthy & Son, Inc.               Common            22              None            100            100%

T-NT Bus Service, Inc.                       Common             5              None            150            100%

Transcomm, Inc.                              Common             7              None           1000            100%

Winsale, Inc.                                Common             5              None            100            100%

                                   Schedule II

                                 Filing Offices

Debtor Name                                   Jurisdictions Where UCC-1s Filed
-----------                                   --------------------------------
Atlantic Transit, Corp.                       New York, SOS
                                              Richmond, County

Airport Services, Inc.                        Massachusetts SOS
                                              Leominster, City
                                              New York SOS
                                              Richmond, County

Atlantic Express New England, Inc.            Massachusetts SOS
                                              Woburn, City
                                              Billerica, Town
                                              New York SOS
                                              Richmond, County

Atlantic Express of California, Inc.          California SOS
                                              New York SOS
                                              Richmond, County

Atlantic Express of Illinois, Inc.            Illinois SOS
                                              New York SOS
                                              Richmond, County

Atlantic Express of South Carolina, Inc.      South Carolina SOS
                                              New York SOS
                                              Richmond, County

Atlantic Paratrans of Arizona, Inc.           Arizona SOS
                                              New York SOS
                                              Richmond, County

Fiore Bus Service, Inc.                       Massachusetts SOS
                                              Woburn, City
                                              Saugus, Town
                                              New York SOS
                                              Richmond, County

Groom Transportation, Inc.                    Massachusetts SOS
                                              Billerica, Town
                                              Woburn, City
                                              New York SOS
                                              Richmond, County

James McCarty Limo Service, Inc.              Massachusetts SOS
                                              Leominster City
                                              Millbury Town
                                              Townsend Town
                                              Gardner City
                                              New York SOS
                                              Richmond, County

K. Corr, Inc.                                 New York SOS
                                              Suffolk, County
                                              Richmond, County

McIntire Transportation, Inc.                 Massachusetts SOS
                                              Woburn, City
                                              New York SOS
                                              Richmond, County

Mountain Transit, Inc.                        Vermont SOS
                                              New York SOS
                                              Richmond, County

R. Fiore Bus Service, Inc.                    Massachusetts SOS
                                              Woburn, City
                                              New York SOS
                                              Richmond, County

Raybern Bus Service, Inc.                     New York SOS
                                              Suffolk, County
                                              Richmond, County

Raybern Capital Corp.                         New York SOS
                                              Suffolk, County
                                              Richmond, County

Raybern Equity Corp.                          New York SOS
                                              Suffolk, County
                                              Richmond, County

Robert L. McCarthy & Son, Inc.                Massachusetts SOS
                                              Brookfied, Town
                                              Hubbardston, Town
                                              Hardwick, Town
                                              Princeton, Town
                                              Paxton, Town
                                              New York SOS
                                              Richmond, County

T-NT Bus Service, Inc.                        New York SOS
                                              Niagara, County
                                              Onondaga, County
                                              Erie, County
                                              Richmond, County

Transcomm, Inc.                               Massachusetts SOS
                                              Brockton, City
                                              Gloucester, City
                                              Lowell, City
                                              Somerville, City
                                              Woburn, City
                                              New York SOS
                                              Richmond, County

Winsale, Inc.                                 New Jersey SOS
                                              New York SOS
                                              Richmond, County

SOS= Secretary of State

                                  Schedule III

                             Location of Collateral
                             ----------------------

New York
--------------------------------------------------------------------------------
All Companies                                     7 North Street,
                                                  Staten Island
--------------------------------------------------------------------------------
Atlantic Express Coachways, Inc.                  141 E. Service Road
                                                  Staten Island
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               2123A Richmond Terrace
                                                  Staten Island
--------------------------------------------------------------------------------
Staten Island Bus, Inc.                           52 Bayview Avenue
                                                  Staten Island
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               107-110 180th Street
                                                  Queens, NY
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               180th Street
180 Jamica Corp.                                  Queens (Parking Lot)
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               46-81 Metropolitan Avenue
Atlantic Paratrans, Inc.                          Queens
Brookfield Transit, Inc.
Merit Transportation, Inc.
Metro Affiliates, Inc.
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               Metropolitan Avenue
                                                  Queens (Parking Lot)
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               1386 Ralph Avenue
Block 7932, Inc.                                  Brooklyn
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               1752 Shore Parkway
Atlantic Paratrans                                Brooklyn
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               399 Exterior Street
Atlantic-Hudson, Inc.                             Bronx
Metro Affiliates, Inc.
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               335 Major Deegan Blvd.
                                                  Bronx, NY
--------------------------------------------------------------------------------
Courtesy Bus Co., Inc.                            107 Lawson Blvd
Metro Affiliates, Inc.                            Oceanside
--------------------------------------------------------------------------------
Courtesy Bus Co., Inc.                            396 & 460 Brown Court
                                                  Oceanside
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               44 North Dunton Avenue
Atlantic Medford, Inc.                            Medford
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               220 Old Town Road
Metro Affiliates, Inc.                            Setauket
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               48-05 Grand Avenue
                                                  Mespath
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               31 Werman Court
                                                  Plainview
--------------------------------------------------------------------------------
K. Corr, Inc.                                     1620 New Highway
                                                  Farmingdale
--------------------------------------------------------------------------------
Raybern Bus Service, Inc.                         91 Baiting Place Road
Raybern Capital Corp.                             Farmingdale
Raybern Equity Corp.
--------------------------------------------------------------------------------
Amboy Bus Co., Inc.                               Route 202
                                                  Somers
--------------------------------------------------------------------------------
Atlantic-Chittenango Real Property Corp.          7765 Lakeport Road
Central New York Bus Sales & Service, Inc.        Chittenango
--------------------------------------------------------------------------------
Central New York Bus Sales & Service, Inc.        7730 Wheeler Road
                                                  Chittenango
--------------------------------------------------------------------------------
Central New York Bus Sales & Service, Inc.        2926 Lakeville Road
                                                  Avon
--------------------------------------------------------------------------------
T-NT Bus Service, Inc.                            655 Walck Road
                                                  North Tonawanda
--------------------------------------------------------------------------------
T-NT Bus Service, Inc.                            300 Spencer Street
                                                  Syracuse
--------------------------------------------------------------------------------
T-NT Bus Service, Inc.                            330 Spencer Street
                                                  Syracuse
--------------------------------------------------------------------------------
T-NT Bus Service, Inc.                            721 Clinton Street
                                                  Syracuse
--------------------------------------------------------------------------------
T-NT Bus Service, Inc.                            63 Industrial Drive
                                                  North Tonawanda
--------------------------------------------------------------------------------
T-NT Bus Service, Inc.                            2210 Old Union Road
                                                  Cheektowaga
--------------------------------------------------------------------------------
* Vehicles owned by Midway Leasing, Inc. are held in various locations throughout New York.


Missouri
--------------------------------------------------------------------------------
Atlantic Express of Missouri, Inc.                5411 Brown Avenue
                                                  St. Louis
--------------------------------------------------------------------------------
Atlantic Express of Missouri, Inc.                3675 Chouteau Street
                                                  St. Louis
--------------------------------------------------------------------------------
Atlantic Express of Missouri, Inc.                4550 Gustine Street
                                                  St. Louis
--------------------------------------------------------------------------------
Atlantic Express of Missouri, Inc.                200 Sidney Street
                                                  St. Louis
--------------------------------------------------------------------------------
Atlantic Express of Missouri, Inc.                1808 S. 3rd Street
                                                  St. Louis
--------------------------------------------------------------------------------

Massachusetts
--------------------------------------------------------------------------------
Atlantic Express New England, Inc.                210A New Boston Street
Fiore Bus Service, Inc.                           Woburn
Groom Transportation, Inc.
McIntire Transportation, Inc.
R. Fiore Bus Service, Inc.
Transcomm, Inc.
--------------------------------------------------------------------------------
Airport Services, Inc.                            700 Mechanic Street
James McCarty Limo Service, Inc.                  Leominster
--------------------------------------------------------------------------------
Atlantic Express New England, Inc.                3 Plank Street
Groom Transportation, Inc.                        Billerica
--------------------------------------------------------------------------------
Fiore Bus Service, Inc.                           24R Bennett Highway
                                                  Saugus
--------------------------------------------------------------------------------
James McCarty Limo Service, Inc.                  115 Southwest Cutoff
                                                  Millbury
--------------------------------------------------------------------------------
James McCarty Limo Service, Inc.                  368 Main Street
                                                  Townsend
--------------------------------------------------------------------------------
James McCarty Limo Service, Inc.                  150 Linus Allain Avenue
                                                  Gardner
--------------------------------------------------------------------------------
Robert L. McCarthy & Son, Inc.                    Rte 9 and West Brookfield Road
                                                  Brookfield
--------------------------------------------------------------------------------
Robert L. McCarthy & Son, Inc.                    57 Gardner Road
                                                  Hubbardston
--------------------------------------------------------------------------------
Robert L. McCarthy & Son, Inc.                    Route 32
                                                  Hardwick
--------------------------------------------------------------------------------
Robert L. McCarthy & Son, Inc.                    Route 68
                                                  Hubbardston
--------------------------------------------------------------------------------
Robert L. McCarthy & Son, Inc.                    Meriam Road
                                                  Princeton
--------------------------------------------------------------------------------
Robert L. McCarthy & Son, Inc.                    Route 122
                                                  Paxton
--------------------------------------------------------------------------------
Transcomm, Inc.                                   772 N. Main Street
                                                  Brockton
--------------------------------------------------------------------------------
Transcomm, Inc.                                   2 Pond Street
                                                  Glochester
--------------------------------------------------------------------------------
Transcomm, Inc.                                   3 Pevey Street
                                                  Lowell
--------------------------------------------------------------------------------
Transcomm, Inc.                                   21 South Street
                                                  Somerville
--------------------------------------------------------------------------------

New Jersey
--------------------------------------------------------------------------------
Atlantic Express of New Jersey, Inc.              107 How Lane
                                                  New Brunswick
--------------------------------------------------------------------------------
Atlantic Express of New Jersey, Inc.              230 Red Lion Road
Jersey Business Land Co., Inc.                    Southampton
--------------------------------------------------------------------------------
Atlantic Paratrans, Inc.                          80 Milltown Road
                                                  Union
--------------------------------------------------------------------------------
Atlantic Paratrans, Inc.                          605 West California Ave
                                                  Pleasantville
--------------------------------------------------------------------------------
Jersey Bus Sales, Inc.                            2015 Route 206
Jersey Business Land Co., Inc.                    Bordentown
--------------------------------------------------------------------------------
Jersey Bus Sales, Inc.                            Old York Rd & Rising Sun Rd
                                                  Bordentown
--------------------------------------------------------------------------------
Winsale, Inc.                                     62 Woolesly Street
                                                  Irvington
--------------------------------------------------------------------------------
Winsale, Inc.                                     Van Winkle
                                                  Howell
--------------------------------------------------------------------------------
Winsale, Inc.                                     976 Newark Avenue
                                                  Jersey City
--------------------------------------------------------------------------------
Winsale, Inc.                                     972 Newark Avenue
                                                  Jersey City
--------------------------------------------------------------------------------

Pennsylvania
--------------------------------------------------------------------------------
Atlantic Express of Pennsylvania, Inc.            3740 E. Thompson Street
                                                  Philadelphia
--------------------------------------------------------------------------------
Atlantic Express of Pennsylvania, Inc.            6940 Norwitch Drive
                                                  Philadelphia
--------------------------------------------------------------------------------
Atlantic Express of Pennsylvania, Inc.            6971 Norwitch Drive
                                                  Philadelphia
--------------------------------------------------------------------------------
Atlantic Paratrans of Pennsylvania, Inc.          2600 E. Butler Street
                                                  Philadelphia
--------------------------------------------------------------------------------

Illinois
--------------------------------------------------------------------------------
Atlantic Express of Illinois, Inc.                2541 N. Keeler Drive
--------------------------------------------------------------------------------

South Carolina
--------------------------------------------------------------------------------
Atlantic Paratrans of South Carolina, Inc.        1409 Huger Street
--------------------------------------------------------------------------------

California
--------------------------------------------------------------------------------
Atlantic Express of LA, Inc.                      201 West Sotello Street
                                                  Los Angeles
--------------------------------------------------------------------------------
Atlantic Express of LA, Inc.                      1081 Vignes Street
                                                  Los Angeles
--------------------------------------------------------------------------------
Atlantic Express of California, Inc.              2450 Long Beach Blvd.
                                                  Long Beach
--------------------------------------------------------------------------------
Atlantic Express of California, Inc.              2400 Long Beach Blvd.
                                                  Long Beach
--------------------------------------------------------------------------------

Connecticut
--------------------------------------------------------------------------------
Atlantic-Conn Transit, Inc.                       57 South Street
                                                  Ridgefield
--------------------------------------------------------------------------------

Vermont
--------------------------------------------------------------------------------
Mountain Transit, Inc.                            Blakely Road
                                                  Colchester
--------------------------------------------------------------------------------
Mountain Transit, Inc.                            222 Railroad Street
                                                  Milton
--------------------------------------------------------------------------------
Mountain Transit, Inc.                            Landfill Road
                                                  Milton
--------------------------------------------------------------------------------

Arizona
--------------------------------------------------------------------------------
Atlantic Paratrans of Arizona, Inc.               45 North Sunway Drive
                                                  Gilbert
--------------------------------------------------------------------------------
Atlantic Paratrans of Arizona, Inc.               303-305 S. Extension Road
                                                  Mesa
--------------------------------------------------------------------------------

                    ADDENDUM TO SECURITY AND PLEDGE AGREEMENT

      The undersigned:

      (i) agrees to all of the provisions of the Security and Pledge Agreement, dated as of February 4, 1997, among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of The Bank of New York (the "Secured Party"), as amended by the First Amendment to the Security and Pledge Agreement, dated as of August 14, 1997, the Second Amendment to the Security and Pledge Agreement, dated as of December 12, 1997, the Third Amendment to the Security and Pledge Agreement, dated as of April 28,1999, and the Fourth Amendment to the Security and Pledge Agreement, dated as of the date hereof, each among AETG, the Company and the Restricted Subsidiaries (each as defined therein), in favor of the Secured Party (the "Security Agreement"), pursuant to the Indenture, dated as of February 4, 1997, among the Company, the Restricted Subsidiaries (each as defined therein) and the Secured Party, as amended by the First Supplemental Indenture, dated as of August 14, 1997, the Second Supplemental Indenture, dated as of December 12, 1997, the Third Supplemental Indenture dated as of October 28, 1998, the Fourth Supplemental Indenture, dated as of April 28, 1999, and the Fifth Supplemental Indenture, dated as of December 20, 2000, each among the Company, Restricted Subsidiaries (each as defined therein) and the Secured Party (the "Indenture"), and

      (ii)  effective  on the  date  hereof  becomes  a  party  to the  Security
Agreement, as a Restricted Subsidiary, with the same effect as if the undersigned were an original signatory to the Security Agreement (with the representations and warranties contained therein) being deemed to be made by the undersigned Restricted Subsidiary as of the date hereof.

      Terms defined in the Security Agreement and the Indenture shall have such defined meanings when used herein.

      By its acceptance hereof, each undersigned Restricted Subsidiary hereby ratifies and confirms its respective obligations under the Guaranty, as supplemented hereby.

ATLANTIC TRANSIT, CORP.                 K. CORR, INC.
AIRPORT SERVICES, INC.                  MCINTIRE TRANSPORTATION, INC.
ATLANTIC EXPRESS NEW ENGLAND, INC.      MOUNTAIN TRANSIT, INC.
ATLANTIC EXPRESS OF CALIFORNIA, INC.    R. FIORE BUS SERVICE, INC.
ATLANTIC EXPRESS OF ILLINOIS, INC.      RAYBERN BUS SERVICE, INC.
ATLANTIC EXPRESS OF SOUTH               RAYBERN CAPITAL CORP.
     CAROLINA, INC.                     RAYBERN EQUITY CORP.
ATLANTIC PARATRANS OF ARIZONA, INC.     ROBERT L. MCCARTHY & SON, INC.
FIORE BUS SERVICE, INC.                 T-NT BUS SERVICE, INC.
GROOM TRANSPORTATION, INC.              TRANSCOMM, INC.
JAMES MCCARTY LIMO SERVICE, INC.        WINSALE, INC.


                                      By: /s/ Nathan Schlenker
                                          ------------------------
                                           Name:  Nathan Schlenker
                                           Title: CFO

Dated: December 22, 2000